Exhibit 99.2

CONFIDENTIAL $DNAA + ApKILI BIO 2.0 JANUARY 2022

Disclaimer This presentation (“Presentation”) is tor informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Social Capital Suvretta Holdings Corp. I (“SCS”) and Akili Interactive Labs, Inc. (“Akili” or the “Company”). The information contained herein does not purport to be all-inclusive and none of SCS, the Company, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC and Cowen & Company, LLC, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC and Cowen & Company, LLC or any of their respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in SCS, the Company or the combined company, None of SCS, the Company, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC and Cowen & Company, LLC, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in SCS, the Company or the combined Company. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting, including this Presentation, are strictly confidential and should not be discussed outside your organization. Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or SCS’s, the Company’s or the combined company’s future financial or operating performance. For example, statements concerning the following include forward-looking statements: the growth of the Company’s business and its ability to realize expected results; the Company’s plans for commercialization of EndeavorRx®; the growth and expansion of its clinical development pipeline; the viability of its growth and commercialization strategy, including related capabilities; trends and developments in the digital healthcare industry; the advantages and potential of its solution; its visibility into future financial performance; and the total addressable markets for the Company’s development candidates. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements, These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SCS and its management, and the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. None of SCS, the Company or the combined company undertakes any duty to update these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of SCS’ registration statement on Form S-1, the “Risk Factors” contained herein and included in the data room, any proxy statement/prospectus relating to the Business Combination, which is expected to be tiled by SCS with the SEC. other documents filed by SCS from time to time with the SEC and any risk factors made available to you in connection with SCS, the Company and the Business Combination. No Offer or Solicitation. This Presentation and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction, or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation. Rule 10b-5 thereunder. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECU RITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Projections. This Presentation contains certain financial forecast information of Akili. Such financial forecast information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Disclaimer Trademarks. SCS and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with SCS or the Company, or an endorsement or sponsorship by or of SCS or the Company. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate, in any way, that SCS or the Company will not assert, to the fullest extent under applicable law, their rights or the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information. In connection with the proposed Business Combination, SCS intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement/prospectus of SCS, and after the registration statement is declared effective, SCS will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SCS” shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, SCS and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of SCS as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/ prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Social Capital Suvretta Holdings Corp. I, 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052, Participants in the Solicitation. SCS, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from SCS’ shareholders with respect to the proposed Business Combination. A list of the names of SCS’ directors and executive officers and a description of their interests in SCS is contained in SCS’ final prospectus relating to its initial public offering, dated June 29, 2021, and in SCS’s Current Report on Form 8-K, dated September 24, 2021, which were filed with the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Social Capital Suvretta Holdings Corp. I, 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052. Additional information regarding the interests of the participants in the solicitation of proxies from SCS’ shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available Investors and security holders of SCS and the Company are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed Business Combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about SCS and the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SCS can be obtained tree of charge by directing a written request to Social Capital Suvretta Holdings Corp, I, 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052.

Risk factors The list below of risk factors has been prepared as part of the Business Combination. The risks presented below are certain of the general risks related to the business of Akili, SCS and the combined company, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by SCS, Akili and the combined company with the SEC. If Akili, SCS and the combined company cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition, or results of operations could be materially and adversely affected. The risks described below are not the only ones Akili, SCS and the combined company face. Additional risks that Akili, SCS and the combined company currently do not know about or that they currently believe to be immaterial may also impair its business, financial condition or results of operations. You should review this Presentation and perform your own due diligence prior to making an investment in SCS, Akili and the combined company. Risks Related to Akili’s Business Akili is a technology company with clinical and preclinical stage assets and has a limited operating history. Akili has a history of significant losses, anticipates increasing expenses in the future, and may not be able to achieve or maintain profitability. The amount of Akili’s future losses is uncertain and its quarterly and annual operating results may fluctuate significantly or fall below the expectations of investors or securities analysts, each of which may cause its stock price to fluctuate or decline. The failure of Akili’s prescription digital therapeutics to achieve and maintain market acceptance and adoption by patients and physicians would cause its business, financial condition, and results of operation to be materially and adversely affected. The insurance coverage and reimbursement status of newly approved products is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for EndeavorRx or any other of Akili’s product candidates, if approved, could limit Akili’s ability to market those products and materially and adversely affect its ability to generate revenue. The market for prescription digital therapeutics is new, rapidly evolving, and increasingly competitive, the healthcare industry in the United States is undergoing significant structural change, and the demand for prescription digital therapeutics in markets outside of the United States is uncertain, which makes it difficult to forecast demand for Akili’s products. As a result, all projections included herein are subject to change Akili’s product candidates represent novel and innovative potential therapeutic areas, and negative perception of any product candidate that Akili develops could materially and adversely affect Akili’s ability to conduct its business, obtain regulatory approvals or identify alternate regulatory pathways to market for such product candidate. Preclinical and clinical product development involves a lengthy and expensive process, with an uncertain outcome, and results of earlier studies and trials may not be predictive of future results. If clinical trials of Akili’s product candidates are prolonged or delayed, it may be unable to obtain required regulatory approvals, and therefore be unable to commercialize additional product candidates on a timely basis or at all. Interim, “topline” and preliminary data from clinical trials of Akili’s products or product candidates may change as more patient data becomes available and are subject to confirmation, audit, and verification procedures that could result in material changes in the final data.

Clinical trials of any of Akili’s products or product candidates may fail to produce results necessary to support regulatory clearance or authorization. Material modifications to Akili’s devices may require new 510(k) clearance, de novo classification, premarket approval, or supplement premarket approval, or may require it to cease marketing or recall the modified devices until clearances, authorizations, or approvals are obtained. Products may be subject to product recalls. A recall of Akili’s products, either voluntarily or at the direction of the FDA or another governmental authority, or the discovery of serious safety issues with Akili’s products, could materially and adversely affect Akili’s business and results of operations. Even though Akili has received U.S. regulatory approval for EndeavorRx and may receive U.S, and foreign approval for other product candidates in the future, it will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expenses. Obtaining and maintaining regulatory approval of Akili’s product candidates in one jurisdiction does not mean that it will be successful in obtaining regulatory approval of its product candidates in other jurisdictions. Akili’s commercialization efforts to date have focused almost exclusively on the U.S. Akili’s ability to enter other foreign markets will depend, among other things, on its ability to navigate various regulatory regimes with which it does not have experience, which could delay or prevent the growth of Akili’s operations outside of the U.S. Enrollment and retention of patients in clinical trials is an expensive and time-consuming process and could be made more difficult or rendered impossible by multiple factors outside of Akili’s control. If Akili experiences delays or difficulties in the enrollment or retention of patients in clinical trials, its receipt of necessary regulatory approvals for additional product candidates could be delayed or prevented. Due to the significant resources required for the development of Akili’s pipeline, and depending on its ability to access capital, Akili must prioritize the development of certain product candidates and indications over others. Akili may fail to expend its limited resources on product candidates or indications that may have been more profitable or for which there is a greater likelihood of success. Akili will need substantial additional funding, and if it is unable to raise capital when needed or on terms favorable to it, Akili’s business, financial condition and results of operation could be materially and adversely affected. Akili expects to rapidly expand its development and regulatory capabilities and sales, marketing, and distribution capabilities. If it fails to effectively manage this growth, it may be unable to execute its business plan, adequately address competitive challenges or maintain its corporate culture EndeavorRx is made available via the Apple App Store® and on Google Play™, and supported by third-party infrastructure. If Akili’s ability to access those markets or access necessary third-party infrastructure was stopped or otherwise restricted or limited, it could materially and adversely affect Akili’s business.

Risk factors Risks Related to Akili’s Common Stock Following the Business Combination The market price of Akili’s common stock could be volatile, and you could lose all or part of your investment. Akili expects its quarterly revenues and operating results to fluctuate. If Akili fails in future periods to meet its publicly announced financial guidance or the expectations of securities analysts or investors, the market price of Akili’s common stock could decline substantially. Akili does not intend to pay dividends on its common stock. If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about Akili’s business, its stock price and trading volume could decline. The requirements of being a public company, including compliance with the reporting requirements of the Securities Exchange Act of 1934, as amended and The NASDAQ Stock Market LLC. will require significant resources, increase Akili’s costs and distract its management, and Akili may be unable to comply with these requirements in a timely or cost-effective manner. Any future sales or offerings of Akili’s common stock may cause substantial dilution to Akili’s stockholders and could cause the price of its common stock to decline. Risks Related to the Business Combination The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. There is no guarantee that an SCS stockholder’s decision as to whether to redeem its SCS Class A shares for a pro rata portion of the Trust Account will put the stockholder in a better or worse economic position. If the Business Combination benefits do not meet the expectations of investors or securities analysts, the market price of SCS’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.

Overview Cognitive issues are associated with many chronic and acute diseases • Trouble concentrating • Memory issues • Difficulty learning new things • Issues making decisions that affect everyday life Intervention in childhood is critical—cognitive deficits in kids predict later life health issues Technology is making the problem worse Most solutions focus on symptoms and coping strategies Global awareness is growing, and people are actively looking for solutions Adapted from Hale et al. Epidemiology 2020;31:745-754

Akili in a nutshell FDA-cleared treatment to improve attention • First-of-its-kind digital therapeutic • Prescription treatment for 8-12 y/o children with ADHD • Efficacy validated in rigorous clinical studies Broad expansion opportunity across age and psychiatric conditions in US and the rest of the world • Initial efficacy data across multiple indications in RCTs and POC trials Pre-launch release showing promising fundamentals for scale and sales potential Run by an interdisciplinary team of medical, clinical and technology experts RCTs = randomized controlled trials; POC = proof of concept FDA Indication: EndeavorRx” is a digital therapeutic indicated to improve attention function as measured by computer-based testing in children ages 8-12 years old with primarily inattentive or combined-type ADHD, who have a demonstrated attention issue. Patients who engage with EndeavorRx demonstrate improvements in o digitally assessed measure, Test of Variables of Attention (TOVA*), of sustained and selective attention and may not display benefits in typical behavioral symptoms, such as hyperactivity. EndeavorRx should be considered for use as part of a therapeutic program that may include clinician-directed therapy, medication, and/or educational programs, which further address symptoms of the disorder. EndeavorRx must be prescribed by a healthcare professional. It is not intended as a stand-alone therapeutic, nor is it a substitute for a child’s medication.

Akili has set the standard for clinical validation in digital medicine SSMETM = Selectee Stimulus Management Engine 1includes research, proof of concept, and pivotal clinical studies

Novel combination of therapeutics + software Pioneering work with FDA on endpoints, product category and labeling approach Building ground-up deployment model engaging key healthcare stakeholders—strategic platform for multiple products and potential technology acquisitions Protectable like medicine and tech •Patent and copyright estate for unique cognitive algorithms and interaction mechanics •No generics dynamic; products can be continually optimized, with the potential for loyalty and use grow indefinitely Potential for long-term value for each patient as product suite grows, potentially creating household brand across ages and conditions

EDDIE MARTUCCI, PHD CEO, Co-Founder Former: PureTech Health    ANIL JINA, MD Chief Medical Officer Former: Pfizer, Sanofi, Shire, PPD SANTOSH SHANBHAG Former: Vertex Pharmaceuticals Chief Financial Officer JACKIE STUDER SVP, General Counsel Former: GE Healthcare IT, All scripts    MATT OMER NICK Former: LucasArts, EA, Microsoft Chief Creative Officer, Co-Founder Former: Cubist, PureTech Health VP, People Operations BARRIE BRIAN CARL GOTTLIEB SVP, Product & Engineering Former: Talent Action HRO Former: eatsa, LendUp, Opower

CONFIDENTIAL JANUARY 2022

The Opportunity Science & Approach Our Progress Initial Market & Forecast Investment Summary

Establishing a new era of cognitive medicine through game-changing technologies

Brain function is the next frontier

Recognition of cognitive issues is at an all time high ADHD of children hove attention deficits1 upto86% 64% experience adverse effects from medication2 MULTIPLE SCLEROSIS of adults have cognitive impairments that may result in a decrease in independence and quality of life3 DEPRESSION of adults experience cognitive symptoms during depressive episodes number of people with dementia set to jump 40% to uPto94%    DEMENTIA 1. Willcuttetal, Neurotherapeutics 9;490 (2012) 2. MTA Cooperative Group, Arch Gen Psychiatry 56,1073 (1999). Adverse event rate in drug treated arms of the mulitmodal treatment study of children with ADHD 3. Lovera ete al, Curr Neurol Neurosci Rep. 12;618 (2012) 4. Conradi et al. Psychol Med. 2011;41(6): 1165-74 5. Dementia, Key Facts, WHO (Sep. 2, 2021). https://www.who.rnt/news-room/fact-sheets/detail/dementia

Cognitive impairments exist across many medical conditions ADHD MULTIPLE ADHD ALZHEIMER’S SCLEROSIS AUTISM TRAUMATIC ANXIETY BIPOLAR DISORDER B R A I N VASCULAR DISEASE LUPUS MCI INJURY DEPRESSION AGING P DIABETES SCHIZOPHRENIA DEMENTIA    CHEMO-FOG SENSORY PROCESSING DISORDER CHRONIC PAIN DYSLEXIA HUNTINGTON’S DISEASE ICU RECOVERY COVID BRAIN FOG

Current treatments and approaches are inadequate Pharmaceuticals Behavioral therapy Deal with it Supplements Brain trainers * Largely treats • Can lead to mixed results * Band-aid/workaround • Not proven • Crosswords, etc. symptoms (vs. function) • Can have accessibility and cost issues * Not addressing the problem • Can be “snake oil” • Little to no evidence • Potential significant     • Can be of limited side effects     quality

And technology is escalating the problem

The Opportunity Science & Approach Our Progress Initial Market & Forecast Investment Summary

Neural networks can be specifically and predictably activated Brain activity increase after proprietary multi-tasking intervention in older adults1

Neurological effect replicated in children with attention issues Children with sensory processing dysfunction and attention symptoms1

Game-changing technology approach to target brain function Proprietary sensory and motor stimuli designed to target specific neural physiology Delivered through closed-loop, adaptive and personalized algorithms Validated through rigorous clinical trials and mechanistic studies Encoded into engaging interactive experiences Built upon rich data infrastructure in service of patient outcomes

Akili technologies: platforms designed for functional brain targeting Proprietary mechanics designed to activate key neurological processing systems SSME TM Selective Stimulus Mangagement Engine ATTENTIONAL CONTROL SNAV™ Spatial Navigation Engine SPATIAL NAVIGATION, EPISODIC MEMORY BBT™ Body Brain Trainer ATTENTION, GOAL MANAGEMENT, WORKING MEMORY

Powerful technology designed to target cognitive functioning SSME™ is designed to target the frontoparietal attention control networks of the brain                 ATTENTION SSME TM FUNCTION EXECUTIVE FUNCTION    FOCUS (Selective and sustained attention) INTERFERENCE PROCESSING (Inhibition and conflict resolution) MULTITASKING (Divided attention)    1. Anguera et al. Nature 2013;501,97-101 2. Bavelier et al. Neuron 2019,104(1)147-163 3. McDowd et al, JNPT 2007;31(3)98-103 4. Diamond et al, Ann Rev Psych 2013;64(1)135-168 5. Botvinick et al, Psychol Rev 2001;108(3)624

EndeavorRx@ game mechanics overview NAVIGATION Steer over gates and/or avoid obstacles Multitasking complexity increases through 12 worlds TARGETING Tap for targets and ignore non-targets MULTITASKING Simultaneous navigation and targeting    SSMETM                NAVIGATION NAVIGATION NAVIGATION NAVIGATION Steer over stationary gates Avoid stationary obstacles Steer over moving gates Steer over gates and avoid obstacles TARGETING TARGETING TARGETING TARGETING 3 stimuli (1 target, 2 distractors) 6 stimuli (1 target, 5 distractors) 8 stimuli (1 target, 7 distractors) 6 stimuli (2 targets, 4 distractors) Color discrimination Shape discrimination Color and shape discrimination Color and shape discrimination

Core development capability: population-tailored expansion/differentiation Core cognitive engine remains intact, while creating completely unique games tailored for each audience and personalized for each individual All games include the key SSMETM components yet are completely unique games designed for the audience Continuous, Visual discrimination unpredictable motor task stimulus task • •

EndeavorRx A First of its kind digital treatment delivered through a video game interface; currently being prescribed by physicians and helping pediatric patients with ADHD and their families FDA indication: EndeavorRx® is a digital therapeutic indicated to improve attention function as measured by computer-based testing in children ages 8-12 years old with primarily inattentive or combined-type ADHD, who have a demonstrated attention issue. Patients who engage with EndeavorRx® demonstrate improvements in a digitally assessed measure, Test of Variables of Attention (TOVA®), of sustained and selective attention and may not display benefits in typical behavioral symptoms, such as hyperactivity. EndeavorRx® should be considered for use as part of a therapeutic program that may include clinician-directed therapy, medication, and/or educational programs, which further address symptoms of the disorder. EndeavorRx® must be prescribed by a healthcare professional. It is not intended as a stand-alone therapeutic, nor is it a substitute for a child’s medication.

5 clinical trials conducted with 600+ children with ADHD Significant improvement in objective attention compared to matched control1 Comparison across different studies with SSME™ shows consistent attention improvements.2’3’4 Similar effects seen in literature comparison to acute dose of methylphenidate (Ritalin)5 ADHD symptom and impairment improvement sustained after 1st treatment, increased after 2nd treatment, and similar with or without medications6 nature Digital Medicine THE LANCET Digital Health 1. Kollins et al. Lancet Dig Hlth 2020; 2(4): PE168-E178 2. Davis et al, PLoS ONE 2018,-13(1): e0189749 3. Yerys et al, JADD 2019;49(4);1727-1737 4. Anguerra et al, PLoS One. 2017;12(4):l-19 5. Huong et al. Psych Clin Neuro, 2007;61(3):219-225 6. Kollins et al, NPJ Dig Med, 2021;4:S8

Medicine devveloped, delivered and experienced in a completely new way

A new category of medicine Pharmaceuticals Physiologically-active DTx Behavioral therapy • Largely treats • Can lead to mixed results • MOA-based efficacy symptoms • Positive safety profile • Can have accessibility (vs. function) and cost issues • Potential significant • FDA clearance, Rx side effects

Platform and infrastructure can be leveraged to achieve scale, efficiency and speed to market innovative technology developed in-house or acquired Full product studio with proprietary automated DTx quality management Centralized and decentralized clinical research capability for efficient and scalable clinical and real-world evidence trials Established regulatory process and Quality Management System for first-in- class DTx Established infrastructure including patient connectivity via telehealth, digital first fulfillment and scalable commercial capabilities Internal process for adaptivity of products on market; multiple live updates in first year on market

The Opportunity Science & Approach Our Progress Initial Market & Forecast Investment Summary

Current Akili pipeline: initial populations demonstrating potential breadth of technology

Current Akili pipeline: initial populations demonstrating potential breadth of technology

Autism spectrum disorder (ASD) Children with ASD ore at high risk for impairments in attention function 1 The presence of ADHD symptoms in children with autism spectrum disorder is associated with worse cognitive (attention) control.1 Attention impairments contribute to poor functional outcomes, such as reduced adoptive behavior1 Pilot study (n=18), demonstrated high acceptability and engagement with SSME and an improvement in attention and ADHD outcome measures compared to a control condition after 4 weeks of treatment1 PRODUCT CANDIDATE SSME TM STATUS PRE-PIVOTAL TRIAL MEETING (FDA Q-SUB): ESTIMATED1 H2 2022 Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors Journal of Autism And Developmental Disorders 1. Yerys et al, JADD (2019) 49,1727-1737

Major depressive disorder (MDD) Cognitive symptoms are present during up to 94% of depressive episodes and up to 44% of periods of remission1 Serious impact on patients’ quality of life and activities of daily living1 Inter-episode cognitive function is related to the number of previous depressive episodes2 POC RCT (n=74), significant improvement in measures of attention after 6 weeks treatment with SSME compared to control3 PRODUCT CANDIDATE SSME TM ADULT (AVA VERSION) STATUS PRE-PIVOTAL TRIAL MEETING (FDA Q-SUB): ESTIMATED4 H2 2023 4. Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors

Multiple sclerosis (MS) Incidence of cognitive dysfunction in MS ranges from 20-60% 1 It is predictive of loss of employment, loss of quality of life, and affects all aspects of activities of daily living 1 Pilot study (n=21), significant improvement in processing speed (SDMT) in patients with cognitive dysfunction in MS2 POC RCT (n=40), clinically significant improvement in SDMT (>4) after 6 weeks treatment (vs. baseline) with SSME™ in patients with cognitive dysfunction in MS. 70% of patients randomized to SSME™ maintained this clinically meaningful 4+ point increase in SDMT after a further 8 weeks observation period (compared with 37% for control, p = 0.038)3 PRODUCT CANDIDATE SSME TM ADULT (AVA VERSION) STATUS PRE-PIVOTAL TRIAL MEETING (FDA Q-SUB): ESTIMATED4 H1 2023 4, Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors Neurology and Therapy JOURNAL 1. Benedict et al. BMC Neurol. 2012,12:55 2. Bove et al Neurol Ther 2019,8(1):135-145 3. Bove et al MS Jour 2020; 27(5);778-789

Acute cognitive dysfunction Cognitive impairments can occur after acute insults to the brain due to trauma, infection, hypoxia, inflammation, medication, toxins, critical illness, cancer etc. SSME1” has the potential to assist in the short- and long- term cognitive rehabilitation of these patients Pilot study (n=84) completed in chronic TBI (veterans 60-85 yrs with history of multiple mild TBls or >1 moderate TBI and subjective cognitive complaints) showed significant improvement in measures of attention (reaction time) and working memory compared to controls1 PRODUCT CANDIDATE SSME’ ADULT (AVA VERSION) STATUS COVID FOG PILOT STUDY DATA: ESTIMATED3 H2 2022

Cognition is often only assessed when there is a specific, subjective complaint from patients, family members, or caregivers1 There is no consistent clinical protocol for how to use cognitive assessment tools1 Most cognitive assessments have not changed in decades and many are still performed on pen and paper1 Pilot study in MS (n=100) showed positive correlation between recognized cognitive function measure (SDMT) and SSME in assessing cognition2 Pilot study in older adults (n=54) showed ability of SSME™ to detect cognitive differences between amyloid+/- patients3 PRODUCT CANDIDATE SSME™ MONITOR 1. Smith et al Psych Times July 2021 2, Hsu et al. JMIR 2021,23(1) 3. Leurent et al, CTAD 2016, JPAD 3;S1;280-281 Cognitive monitoring                STATUS ONGOING STUDIES- ADHD, AGING; PLANNED: INITIATE PIVOTAL STUDY ESTIMATED* H2 2023 4. Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors

R&D technologies: beyond SSME Priority areas of study: Alzheimers, MCI (mild cognitive impairment) SNAVTM Spatial Navigation Engine SPATIAL NAVIGATION, EPISODIC MEMORY BBT™ Body Brain Trainer ATTENTION, GOAL MANAGEMENT, WORKING MEMORY

4 Platform technologies (SSME, SNAV, BBT, Tali®*) * In-licensed for US rights 53 Patents granted or allowed (worldwide) 1 FDA-cleared product 1 CE-marked product    Programs ready to progress to pivotal stage (MS, MDD, ASD)

The Opportunity Science & Approach Our Progress Initial Market & Forecast Investment Summary

Pediatric ADHD1 86% of children with ADHD have attention deficits 55% patients tried/trying/plan to try non-pharmacological treatments 5x spend per ADHD child vs. neurotypicla child 44% not currently on or well- controlled by medication

Commercialization model Consumer-driven model Parents of children with attention issues are looking for alternative solutions—solutions that are actually designed for their kids Active participation by a physician A serious treatment backed by robust clinical data. Requiring an HCP prescription and is a healthcare program purchasing decision Delivered as a care program Receive complete cognitive care with Akili Assist®, a gateway to high-touch personalized support and assistance with curated resources and online care management dashboard Coverage by formulary decision-makers Hybrid self-pay/reimbursement model in place to enable growth in short term with potential track toward expanded access via coverage over time Power of data to inform and adapt Gain direct insight into the cost-of-care and outcomes by having access to an aggregate level view of each patient’s activity and completion of therapy

Strong business model fundamentals in pre-launch phase With 4 healthcare provider-facing sales reps driving depth with writers and highly targeted consumer pilots to identify key promotional levers, early access program is demonstrating strong leading indicators 34% 52% 88% Repeat writers1 Conversion for cash-pay prescriptions2 Conversion for reimbursed prescriptions2 -1000 Unique prescribers1 62% $247 *387 HCPs write refills1 Average net price (cash-pay)2 Average net price (reimbursed)2 EndeavorRx 1. Prescriber data Sep. 2020—Dec. 2021 47 2. Conversion and net price data Apr 2021—Dec 2021

Go-to-market plan for EndeavorRx Commercial launch 2H 2022, launch indication 8-12 y/o with age expansion studies underway • PDT market development • EndeavorRx® engagement in most responsive markets • Focus on stimulant naive and patients not well controlled on medication Consumer Digital first activations with frictionless customer experience TARGET MOMS/DADS OF KIDS WITH ADHD IMPACT AWARENESS AND ACTIVATION • Media investment optimized for reach/frequency in key promotionally-responsive geographies • Closed-loop marketing using e-commerce/“digital first” approach • Broad influencer program • Activation of key events to drive earned media and word-of-mouth • Current pilot program will inform additional tactics—e.g., broadcast program

Go-to-market plan for EndeavorRx® Commercial launch 2H 2022, launch indication 8-12 y/o with age expansion studies underway • PDT market development • EndeavorRx® engagement in most responsive markets • Focus on stimulant naive and patients not well controlled on medication Therapeutics sales model with telemedicine integration TARGET PEDIATRICIANS, PSYCHS, CENTERS OF EXCELLENCE IMPACT AWARENESS AND ACTIVATION • 80-100 sales FTEs • -6,800 top priority targets (32% of patients) • -3,000 second priority targets (15% of patients) • Pull-through activities to potentially optimize market access wins

Go-to-market plan for EndeavorRx® Commercial launch 2H 2022, launch indication 8-12 y/o with age expansion studies underway • PDT market development • EndeavorRx® engagement in most responsive markets • Focus on stimulant naive and patients not well controlled on medication Self-pay and reimbursed model, tracking towards potential broad scale coverage over time TARGET COMMERCIAL PAYERS, REGIONAL LANS, GOVERNMENT/MEDICAID, EMPLOYER GROUPS/COALITIONS IMPACT PAYER ADOPTION • 12 Market Access FTE’s • Focused on top 5 national plans • Build on groundswell support of subsidiary plans • Targeted state Medicaid efforts • Employer and IDN (integrated delivery networks) partnerships • $450 WAC (wholesale acquisition cost) x3 mo. access, ~$94 average OOP for reimbursed, ~$295 for cash pay

EndeavorRx has a large and attractive initial target population in addressing attention issues ADHD MARKET3—US ONLY (patients in millions) Current prescription ADHD treatments in the US address large patient populations ~$10Bn1 ADHD MARKET >70M2 Prescriptions per year 1. Delveinsight, ADHD Market Insights, Epidemiology and Market Forecast-2027 (Dec. 2018) 260 2. 2020 IMS Data Total market Initial target population in inattention

Expected ADHD label expansion INITIAL TARGET POPULATION SIZE2 (patients in millions) ADHD MARKET—US ONLY 1.1 POC start: H1’22 3.3 Pivotal data: H2 ‘23 Pivotal data: H2 ‘23 Launch: H2 ‘22 1. Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors 2. please see slide #61 for sources

Expected ADHD label expansion INITIAL TARGET POPULATION SIZE2 (patients in millions) ADHD MARKET—US ONLY TOTAL Potential Revenues $500M+ / year 1. Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors 2. please see slide #61 for sources

$500M+ Revenue potential in the US in ADHD alone Upside potential: • Additional payor coverage over-time reduces % of self-pay • Reduced gross-to-net discounting • Ability to adapt treatment through the patient’s life extending revenue tail • No patent cliffs typically associated with drugs Additional revenue opportunities: • Supplemental revenue model potential for services or treatment maintenance (e.g., care-team connected companion apps like EndeavorRx Insight®) • Potential for physician reimbursement through remote patient monitoring Represents market penetration of other products 1. please see slide #61 for sources 2. CDC.gov

Increasing TAM (Total Addressable Market) through label and indication expansion Total Market Population2 (in millions) Initial target population1 (in millions) ADHD US ADHD Ex-US ASD US MS US MDD US Acute cognitive dysfunction US 1 Expected timeframes2 Adult: pivotal data: H2 ‘23 13-17: pivotal data: H2 ‘23 8-12: launch: H2 ‘22 3-7: POC start: H1 ‘22 Japan: Ph III expected start: H2 ‘22 EU: Launch TBD Expected pre-pivotal meeting (FDA Q-sub): H2 ‘22 Expected pre-pivotal meeting (FDA Q-sub): H1 ‘23 Expected pre-pivotal meeting (FDA Q-sub): H2 ‘23 Expected Covid fog POC data: H2 ‘22 Initial target population in inattention 1. please see slide #61 for sources 2. Timeframes are estimates and are subject to change—see Disclaimer and Risk Factors

Capital to support EndeavorRx® launch and scale, and portfolio expansion EndeavorRx® commercial launch and scale Market development, awareness, and conversion Market access / payer adoption Scale sales force and broader customer-facing initiatives Expected pipeline progression ADHD label expansion Pivotal trials targeting attention in MS, MDD and ASD Anticipated POC trials in acute cognitive dysfunction and cognitive monitoring Potential new platform technologies UP to1$390M Capital raise Assumes no redemptions. ~$195M ~$150M ~$45M See transaction structure detail 1. Net of $250M from cash in trust, $162M from PIPE investment proceeds, and ~$22M fees

The Opportunity Science & Approach Our Progress Initial Market & Forecast Investment Summary

Investment highlights Leading digital medicine company, premier platform designed to target cognitive dysfunction across medicine Leading platform using software to treat brain function at scale Product designed to directly target neural physiology and delivered through high-quality entertainment experiences First-of-its-kind prescription digital therapeutic with FDA clearance1 and CE mark2 in pediatric ADHD (8-12 y/o), currently in pre-launch phase Active pipeline aiming to expand current technology into multiple disease conditions with chronic and acute cognitive impairments in both pediatrics and adult populations Established model and infrastructure can be applied to new products and markets to generate sustainable growth Akili + Social Capital Suvretta Holdings Corp. 1 combines groundbreaking science with consumer tech savvy to elevate the story in society and possibly unlock the promise of a new market 1. FDA marketing authorization indicated to improve attention function as measured by computer- based testing in children ages 8-12 years old with primarily inattentive or combined-type ADHD, who have a demonstrated attention issue 2. intended for the treatment of attention and inhibitory control deficits in pediatric patients with ADHD

Transaction overview Social Capital Suvretta Holdings Corp I (NASDAQ: “DNAA”) to combine with Akili Interactive Labs, Inc. Assuming no redemptions, the transaction is expected to deliver $390 million of net proceeds to fund EndeavorRx®’s commercialization, pipeline progression and new platform technology development 100% Seller rollover equity; incremental seller earn-out of 7.5% of fully-diluted shares outstanding immediately after closing (including shares reserved under the equity incentive plan and employee stock purchase plan), vesting evenly at share price hurdles of $15.00, $20.00 and $30.00 Pro forma ownership (2) 6% 15% Seller’s rollover equity DNAA public shareholders PIPE investors Sponsor shares 56% 23% 1. As of 9/30/2021. Inclusive of $94M of target cash, $10M of target debt 2. Based on 60.0M seller rollover shores, 25.0M DNAA public shores (assuming no redemptions), 16.2M PIPE shores and 6.9M sponsor shores. Excludes seller earnout shores, vesting across three equal trenches at shore prices of $15, $20 and $30, respectively. There are no public or private warrants associated with Social Capital Suvretto Holdings Corp I that would result in incremental dilution Assumes no redemptions. See transaction structure detail 59

Thank you Contact: Santosh Shanbhag sshanbhag@akiliinteractive.com Copyright © 2022, Akili Interactive Labs, Inc.

Sources supporting slides Disease Area Source of Total Population Source for calculations supporting Initial Target Population ADHD 4-7 CDC Survey Estimates, 2014 National Survey on Children’s Health (CDC); 2003-2011 ADHD 8-12 Danielson (2018) J Clin Child Adoles Psychol., 47(2): 199-212 Willcutt (2012) Neurotherapeutics, 9(3): 490-499 ADHD 13-17 Danielson (2018) J Clin Child Adoies Psychol., 47(2): 199-212 Willcutt (2012) Neurotherapeutics, 9(3): 490-499 ADHD Adult Raman (2018) Lancet Psychiatry, 5(10): 824-835.; Fayyad (2007) Br J Psychiatry. 190: 402-409 Salvi et al. Riv Psichiatr. Mar-Apr 2019;54(2) ADHD EU Clarion EU & Japan Population Estimates Willcutt (2012) Neurotherapeutics, 9(3): 490-499 ADHD JP Clarion EU & Japan Population Estimates Shionogi partner estimates Autism https://www.cdc.gov/ncbddd/autism/data.html Baio, J.et al MMWR Surveillance Summary (2018) Rommelse et al. 2010. Eur Child Adolesc Psychiatry: Depression (MDD) https://www.nimh.nih.gov/health/statistics/major-depression 2016 NSDUH survey Conradi HJ, Ormel J, de Jonge P. Presence of individual (residual) symptoms during depressive episodes and periods of remission: a 3-year prospective study. Psychol Med 2011;41(6):1165-74 Multiple Sclerosis Landmark Study Estimates Nearly 1 Million in the U.S. Have Multiple Sclerosis, National MS Society (Feb. 15, 2019) https://www.nationalmssociety.org/About-the- Society/News/Landmark-Study-Estimates-Nearly%c2%a01-Million-in-the-U Benedict et al. BMC Neurol. 2012,12:55 Acute Cognitive Dysfunction See combined sources for COVID fog, cancer-related cognitive impairment, TBI, and ICU-related cognitive dysfunction COVID Fog https://www.publichealth.columbia.edu/public-health-now/news/one-three-americans- already-had-covid-19-end-2020 Garriges et al., 2020, Journal of Infection, Helm et al., 2020, The New England Journal of Medicine; Jaywant et al., 2021, Neuropsychopharmacology, Kaseda et al., 2020, The Clinical Neuropsychologist; Rogers et al., 2020, Lancet Psychiatry Taquet et al 2021 PLOS Medicine Cancer-Related Cognitive Impairment https://www.cdc.gov/cancer/preventinfections/providers.htm https://www.cancer.gov/about-cancer/understanding-chemobrain Jaelsins et al. 2018 Journal of Clinical Oncology Traumatic Brain Injury Flden et al Centers for Disease Control and Prevention. (2015). Report to Congress on Traumatic Brain Injury in the United States: Epidemiology and Rehabilitation. National Center for Injury Prevention and Control; Division of Unintentional https://www.cdc.qov/traumaticbraininiurv/pdf/tbi report to congress epi and rehab- a.pdf Rabinowitz & Levin 2014 Cognitive Sequelae of Traumatic Brain Injury ICU-Related Cognitive Dysfunction https://www.sccm.org/Communicatlons/Critical-Care-Stotistics https://www.sccm.org/Communications/Critical-Care-Statistics Cavaiiazzi et al 2012. Annals of Intensive Care